                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Alexion Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard Bell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Leonard Bell
                                                     --------------------------
                                                     Leonard Bell, M.D.
                                                     Chief Executive Officer
                                                     October 24, 2002





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Alexion Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
W. Keiser, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ David W. Keiser
                                           ---------------------------
                                           David W. Keiser
                                           President and Chief Operating Officer
                                           October 24, 2002



45241228.1